Penn Series Funds, Inc.

Supplement Dated February 4, 2008

to the Prospectus Dated May 1, 2007

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

In the section entitled “Sub-Advisers,” the information included under the heading “ABN AMRO Asset Management, Inc.” on page 56 of the Prospectus is hereby deleted and replaced with the following:

ABN AMRO Asset Management, Inc.  ABN AMRO Asset Management, Inc. (“ABN AMRO”) is the sub-adviser to the Large Cap Growth Fund.  As sub-adviser, ABN AMRO provides day-to-day portfolio management services to the Fund.  ABN AMRO is located at 135 S. LaSalle St., Chicago, IL 60603.  ABN AMRO is an indirect and wholly-owned subsidiary of ABN AMRO Holding N.V. (“ABN AMRO Holding”).  As of December 31, 2007, ABN AMRO had approximately $17 billion in assets under management.

On October 17, 2007, ABN AMRO Holding was acquired by RFS Holdings B.V., a special purpose acquisition vehicle controlled by a consortium of buyers comprising Fortis Bank (“Fortis”), The Royal Bank of Scotland Group plc and Banco Santander, S.A.  Since October, ABN AMRO and Fortis have been working to obtain regulatory, shareholder and other approvals that are required in order to combine their respective global investment management businesses.  It is currently anticipated that Fortis Investment Management S.A. (Holding), the asset management holding company of Fortis, could acquire ABN AMRO Holding’s investment management business, including ABN AMRO, as soon as March 31, 2008.  In connection with the Fortis acquisition, members of the Large Cap Growth investment team of Fortis Investment Management USA, Inc. (“Fortis Investments”) have become dual employees of Fortis and ABN AMRO.  Mark Stoeckle and James Haynie are primarily responsible for the day-to-day management of the Fund.

Mr. Stoeckle joined Fortis Investments in November 2004 as a Senior U.S. Equity Portfolio Manager.  He joined the firm from 646 Advisors LLC in Boston, where he was a Managing Partner/Portfolio Manager from 2000 through 2004.  Mr. Stoeckle has a Bachelor of Arts from Bethany College and a Master of Business Administration from Babson College.

Mr. Haynie joined Fortis Investments in June 2005 as a Senior Equity Portfolio Manager.  He joined Fortis from 646 Advisors LLC in Boston, where he was a Managing Partner.  Prior to that, he spent seven years as a senior vice president/group head at Colonial Management Associates.   Mr. Haynie has a Bachelor of Arts from Colorado College, a Master of Business Administration from The Tuck School at Dartmouth College and is a Chartered Financial Analyst charterholder.

The information set forth below is effective as of March 31, 2008.

In the section entitled “Sub-Advisers,” the information included in the third paragraph under the heading “Lord, Abbett & Co. LLC” on page 56 of the Prospectus is hereby deleted and replaced with the following:

Lord Abbett uses a team of investment managers and analysts acting together to manage the Large Cap Value Fund’s investment. Eli M. Salzmann heads the team and has primary responsibility for the day-to-day management of the Large Cap Value Fund.  Mr. Salzmann is a Partner of Lord Abbett. Mr. Salzmann has been with Lord Abbett since 1997.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Penn Series Funds, Inc.

Supplement Dated February 4, 2008
to the Statement of Additional Information Dated May 1, 2007

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (SAI) and should be read in conjunction with the SAI.

In the section entitled “Portfolio Managers,” the information included under the heading “ABN AMRO Asset Management, Inc.” beginning on page 46 of the SAI is hereby deleted and replaced with the following:

ABN AMRO Asset Management, Inc. (“ABN AMRO”):  Investment Sub-Adviser to the Large Cap Growth Fund (the “Fund”).

Compensation.  ABN AMRO compensates the Fund’s portfolio managers.  As of December 31, 2007 base salaries for portfolio managers are benchmarked against industry-specific surveys of leading compensation consultants to ensure our ranges are in-line with our industry peers.  Each professional participates in an annual incentive, which is based primarily on relative investment performance rankings versus the appropriate peer universes. In the near term, professionals are incented based upon performance over three-year periods.  In the longer term, senior professionals are eligible for additional compensation, which is based off of the team’s revenue growth.

Fund Shares Owned by Portfolio Manager.  The portfolio managers did not beneficially own any shares of the Fund, as of January 29, 2008.

Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below.  The accounts listed below are not subject to performance-based advisory fees.  The information below is provided as of January 29, 2008.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Mark Stoeckle	5	$2,905,273,746	2	$11,066,709	3	$428,069,132
Jim Haynie	5	$2,905,273,746	2	$11,066,709	3	$428,069,132

Conflicts of Interests.  The portfolio managers manage multiple accounts, including the Fund.  The portfolio managers make decisions for each account based on a model portfolio. Therefore all portfolios should hold similar securities, taking into account the investment objectives, policies, guidelines and other relevant investment considerations that are applicable to that account.  ABN AMRO has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.

The information set forth below is effective as of March 31, 2008.

In the section entitled “Portfolio Managers,” the information included under the heading “Lord, Abbett & Co. LLC” beginning on page 44 of the SAI is hereby deleted and replaced with the following:

Lord, Abbett & Co. LLC (“Lord Abbett”):  Investment Sub-Adviser to the Strategic Value and Large Cap Value Funds (collectively, the “Funds”).

Compensation:  Lord Abbett compensates each Fund’s investment managers. Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions.  The level of compensation takes into account the investment manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors.  These factors include the investment manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors.  Investment results are evaluated based on an assessment of the investment manager’s three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings.  Finally, there is a component of the bonus that reflects leadership and management of the investment team.  The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors.  No part of the bonus payment is based on the investment manager’s assets under management, the revenues generated by those assets, or the profitability of the investment manager’s unit.  Lord Abbett does not manage hedge funds.  Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period.  The plan’s earnings are based on the overall asset growth of the firm as a whole.  Lord Abbett believes this incentive focuses investment managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees.  Contributions to an investment manager’s profit-sharing account are based on a percentage of the investment manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.  The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Fund Shares Owned by Portfolio Managers.  The investment managers did not beneficially own any shares of the Funds as of December 31, 2006.

Other Accounts.  The following table indicates for each Fund as of December 31, 2006:  (1) the number of other accounts managed by each investment manager who is primarily and jointly responsible for the day-to-day management of that Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category.  For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account.  Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies.  The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles.  Lord Abbett does not manage any hedge funds.  The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by financial intermediaries (which include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies) unaffiliated with Lord Abbett.  (The data shown below is approximate.)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts		Total Assets (in Millions)

Large Cap Value Fund

Eli M. Salzmann	10	$28,213.6	9	$791.8	45,132	*	$19,032.7	*

Strategic Value Fund

Edward K. von der Linde	11	$14,717.7	1	$35.5	3,106		$1,853.2
Howard E. Hansen	12	$17,117.6	2	$266.3	3,117	**	$2,688.1	**

*                       Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $262.9 million in total assets.

**                Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $451.2 million in total assets.

Conflicts of Interest:  Conflicts of interest may arise in connection with the investment managers’ management of the investments of each Fund and the investments of the other accounts included in the table above.  Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies.  An investment manager potentially could use information concerning a Fund’s transactions to the advantage of other accounts and to the detriment of the Fund.  To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures.  Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures.  The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett.  In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Funds.  Moreover, Lord Abbett’s Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information.  Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any fund transactions through such an entity, a structure that could give rise to additional conflicts.  Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds.  Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers’ management of the investments of the Fund and the investments of the other accounts referenced in the table above.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.